MFS® GLOBAL EQUITY SERIES	MFS® RESEARCH SERIES
MFS® GROWTH SERIES	MFS® TOTAL RETURN BOND SERIES
MFS® INVESTORS TRUST SERIES	MFS® TOTAL RETURN SERIES
MFS® MID CAP GROWTH SERIES	MFS® UTILITIES SERIES
MFS® NEW DISCOVERY SERIES	MFS® VALUE SERIES

Effective June 1, 2015, the Board appointed Brent H. Farmer to serve as Interim Chief Compliance Officer of the MFS Funds, to replace Timothy M. Fagan, who resigned effective May 31, 2015. All references and information related to Mr. Fagan are hereby deleted, and the following information is added to the chart in Appendix A - Trustees and Officers- Identification and Background:

Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
Brent H. Farmer Age 47	Interim Chief Compliance Officer	June 2015	135	Massachusetts Financial Services Company, Vice President and Director of Corporate Compliance

Effective immediately, the following paragraph is deleted from Appendix C entitled "Share Ownership":

25% or Greater Ownership of the Fund

The following table identifies those investors who own of record or are known by a Fund to own beneficially 25% or more of any class of a Fund's outstanding shares as of March 31, 2015.

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